Exhibit 32.2

        SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER


I, Gunther Braun, Chief Financial Officer of Rofin-Sinar Technologies Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:   May 14, 2004

                                                /s/ Gunther Braun
                                         -------------------------------
                                                    Gunther Braun

                                         Executive Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer,
                                         Principal Accounting Officer
                                         and Director